SECURITIES AND EXCHANGE COMMISSION

            Washington, D.C.   20549


            FORM 8-K

            CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934

            Date of Report      April 15,1997

            PBT MASTER CREDIT CARD TRUST II SERIES B
            (Exact name of registrant as specified
            in Department of the Treasury, Internal
            Revenue Service Form SS-4)

            THE PRUDENTIAL BANK AND TRUST COMPANY
            (Servicer of the Trust) (Exact name as
            specified in Servicer's charter)

            Georgia (State or other jurisiction of
            incorporation of of Master Servicer)
            33-47311 (Commission File Number of
            Registrant)

            58-0513395 (IRS Employer Identification
            Number of	Registrant)


            One Ravinia Drive,  Suite 1000, Atlanta,
            Georgia 30346 (Address of principal
            executive offices of (Zip Code) Master
            Servicer)

            Servicer's telephone number, including
            area code 770-604-7033



            Item 5.	Other Events.

            On or about April 15,1997, principal and interest in accordance with the Pooling and Servicing Agreement dated as of August 1, 1994 (the "Agreement"), among
            The Prudential Bank and Trust Company,
            as trustee (the "Trustee"), were
            distributed to holders
            ("Certificateholders") with the variable rate Credit Card Receivables
            Certificates evidencing undivided
            fractional interests in PBT Master
            Credit Card Trust II in accordance with
            the Agreement.  A copy of the monthly
            Certificateholders' Statement, as
            defined in the Agreement, was furnished
            to each Certificateholder in accordance
            with the Agreement.  A copy of the
            Monthly Certificateholders' Statement is being filed as Exhibit 99 to this Current Report on Form 8-K.

            Item 7(c).	Exhibits

            Exhibit No. 99	Monthly
            Certificateholders Statement with
            respect to the April 15,1997
            distribution.



            SIGNATURES

            Pursuant to the requirements of the
            Securities Exchange Act of 1934, the
            registrant has caused this report to be
            signed on its behalfby the undersigned
            hereunto duly authorized.



            Date:	April 15,1997

            PBT MASTER CREDIT CARD TRUST II SERIES B
            By: THE PRUDENTIAL BANK AND TRUST
            COMPANY, as Servicer


            by: Name:   Richard C. Keene Title:
             Vice President



            INDEX TO EXHIBITS

            Exhibit
            No.				Description		Page

            99			Monthly Certificateholders
            		B-1 Statement with respect to
            the April 15,1997 distribution.